UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 19, 2005
                                                      ----------------


                            GREATER COMMUNITY BANCORP
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             (Exact name of registrant as specified in its charter)

     NEW JERSEY                     01-14294                     22-2545165
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    (State or other               (Commission                 (IRS Employer
     jurisdiction of                File No.)                Identification No.)
     incorporation)

   55 UNION BOULEVARD, TOTOWA, NJ                                  07512
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: 973-942-1111
                                                    ------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 unde the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On October 19, 2005, Greater Community Bancorp (the "Company") issued a press release announcing its earnings for the quarter ended September 30, 2005. A copy of such release is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

      99.1 Press Release issued October 19, 2005 relating to the earnings for the quarter ended September 30, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GREATER COMMUNITY BANCORP
                                                        (Registrant)



                                                /s/ Naqi A. Naqvi
Date: October 21, 2005                          --------------------------
                                                (Signature)
                                                Naqi A. Naqvi
                                                Senior Vice President and
                                                Chief Financial Officer